CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.22

LICENSE AGREEMENT

Dated October 31, 2022

between

Oncorus, Inc.

and

NOF CORPORATION

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is entered into as of October 31, 2022 (“Effective Date”) between NOF CORPORATION, a corporation incorporated under the laws of Japan, with its principal place of business at 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo 150-6019 Japan (“NOF”) and Oncorus, Inc., a Delaware corporation with a principal business address at 4 Corporate Drive, Andover, Massachusetts 01810, U.S.A. (“ONCORUS”). NOF and ONCORUS may be referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

WITNESSETH:

WHEREAS, NOF owns or has the exclusive rights in and to certain technology, intellectual property rights, and confidential and/or proprietary information relating to NOF Lipid (as defined in Section 1.31);

WHEREAS, ONCORUS wishes to pursue pre-clinical and clinical development and commercialization of the ONCORUS Products (as defined in Section 1.39) comprising NOF Lipid; and

NOW THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, the Parties agree as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Section 1

DEFINITIONS

1.1
“[***]” shall have the meaning set forth in [***].
1.2
“Affiliate” shall mean, in relation to either Party, any natural person, corporation, partnership, association or other entity that directly or indirectly controls, is controlled by or is under common control with such Party. For the purpose of this definition, “control” shall mean the direct or indirect ownership of more than fifty percent (50%) or, if less than fifty percent (50%), the power to direct or cause the direction of the election of directors, management and policies of an entity.
1.3
“Applicable Laws” shall mean all federal, state, provincial and local laws, statutes, regulations, guidelines, guidance and ordinances of any countries or super nation and guidance documents of Regulatory Authorities, including GMP, as then in effect applicable to either Party, any activity of either Party, or the manufacture, testing and quality control of the NOF Lipid and ONCORUS Products contemplated by this Agreement.
1.4
“Combination Product” shall mean any pharmaceutical product which comprises the ONCORUS Product and other active compound(s)/antibody(ies) and/or ingredients. Each of such other active compound(s)/antibody(ies) and/or ingredients shall be referred to as an “Additional API”.
1.5
“Confidential Information” shall have the meaning set forth in Section 8.1, subject to the relevant exceptions set forth in Section 8.
1.6
“Contract Organization” shall mean a Third Party other than a Pharma, including contract manufacturing organizations, contract research organizations, and contract laboratory organizations, that perform services for consideration for or on behalf of ONCORUS or its Affiliates or Sublicensees for the development, evaluation, and manufacture of the ONCORUS Products only for the use and benefit of ONCORUS or its Affiliates or Sublicensees.
1.7
“Control” (including variations such as “Controlled” and the like) shall mean, with respect to any Intellectual Property Rights, the possession (whether by ownership, license grant or other means, other than the licenses granted hereunder) of the legal right to grant the right to access or use, or to grant a license or a sublicense to, such Intellectual Property Rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party, or any Applicable Law.
1.8
“[***]” shall have the meaning set forth in [***].
1.9
“Dispute” shall have the meaning set forth in Section 11.10(a).
1.10
“Dosage Form” shall mean the administration form of the completed pharmaceutical product (e.g., tablet, capsule, suspension, injection).
1.11
“Effective Date” shall mean the date of this Agreement set forth above.
1.12
“EU” shall mean the European Union.
1.13
“FDA” shall mean the Food and Drug Administration of the U.S., or any successor entity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.14
“First Commercial Sale” means, with respect to a given ONCORUS Product in a Jurisdiction, the first commercial sale in an arms-length transaction of such ONCORUS Product by or on behalf of ONCORUS, its Affiliate or its Sublicensee in such Jurisdiction [***] following receipt of applicable Regulatory Approval of such ONCORUS Product in the relevant Jurisdiction(s); provided that First Commercial Sale shall not include any transfer of an ONCORUS Product (a) between or among ONCORUS and its Affiliates or its Sublicensees, or (b) for purposes of patient assistance programs, treatment IND sales, named patient sales, compassionate use sales or the like.
1.15
“Force Majeure” shall mean any acts, events, accidents or any other similar cause which is beyond the reasonable control of a Party that prevents the performance of that Party of any of its obligations hereunder, including, but not limited to embargo, export restrictions, transport and customs clearance delays, transport damage, strikes, lockouts or other labor disturbances, Acts of God, earthquake, tsunamis, war, acts of authorities and prohibitions. [***].
1.16
“GMP” shall mean all applicable Good Manufacturing Practices, including, as applicable, (a) as contained in the U.S. Federal Food Drug and Cosmetic Act (21 USC 301 et seq.) and Title 21 of the U.S. Code of Federal Regulations (Part 210), and (b) International Conference on Harmonization (ICH) Harmonized Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7.
1.17
“IND No.” shall mean the number assigned to an Investigational New Drug Application by the FDA.
1.18
“Indication” shall mean, with respect to an ONCORUS Product, a use (a) to which such ONCORUS Product is intended to be put for the treatment, prevention or cure of a distinct, recognized human disease or condition, or manifestation of a recognized human disease or condition, and (b) which is approved in the United States and is described in the “Indications and Usage” section of labeling pursuant to 21 C.F.R. §201.57(c)(2) or, to the extent applicable, any comparable labeling section outside the U.S, including, by way of example, Non-Small Cell Lung Cancer. [***].
1.19
“Infringement Notice” shall have the meaning set forth in Section 6.5.
1.20
“Intellectual Property Rights” or “IPR” means any intellectual property rights worldwide, and related rights, including: (i) Patents, (ii) registered trademarks, used trademarks, service marks, certification marks, logos, slogans, corporate names, trade names, trade designs, packaging designs, and trademark applications pending and renewals for any of the foregoing, (iii) utility patents and/or models and utility patents and/or model applications, (iv) design patents and/or rights and design patents and/or rights applications, (v) copyrights and authorship rights (whether or not copyrightable), (vi) rights in software, code, applications, data, databases and similar items, (vii) rights in know-how, trade secrets, methods, inventions and processes, (viii) rights in registration and data files, whether or not prepared for or filed with public or private entities, (ix) rights of publicity and privacy, including the right to names, likenesses, voices and biographical information of real persons, (x) rights in variety registrations and applications therefor including breeder’s rights, and (xi) all other forms of industrial property rights having equivalent or similar effect to any of the foregoing, all goodwill associated with the foregoing, and right to apply for any of the foregoing, and all rights and actions to obtain and/or secure any type of the aforementioned.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.21
“Inventions” mean all inventions, developments, improvements and discoveries that are conceived, generated, made or reduced to practice under this Agreement.
1.22
“Jurisdiction” shall mean a country within the Territory, provided, however, that the EU, and not each member state of the EU, shall constitute one Jurisdiction.
1.23
“Licensed Claims” shall mean any claims (as may be subsequently amended or modified in a patent prosecution or otherwise in accordance with Applicable Laws) listed in Exhibit A.
1.24
“Losses” shall have the meaning set forth in Section 10.1.
1.25
“Milestone Payment” shall have the meaning set forth in Section 3.2.
1.26
“NDA” shall mean a new drug or biologic license application filed with the FDA to obtain Regulatory Approval for a pharmaceutical or biological product in the U.S. (for clarity, in this definition NDA includes a BLA (Biologic License Application)) or any equivalent application filed with the Regulatory Authority in or for a country or group of countries outside the U.S. to obtain Regulatory Approval for a pharmaceutical or biological product in or for that country or within that group of countries.
1.27
“Net Sales” shall mean the gross amount invoiced by ONCORUS or its Affiliates or Sublicensees for sale of ONCORUS Products (or if applicable, Combination Products) to parties other than ONCORUS and its Affiliates and Sublicensees less the sum of the following, in each case [***].
1.28
“NOF Improvements” shall have the meaning set forth in Section 6.2.
1.29
“NOF Indemnitee(s)” shall have the meaning set forth in Section 10.1.
1.30
“NOF IPR” shall mean any Intellectual Property Rights (a) that are Controlled by NOF or its Affiliates prior to the Effective Date or become Controlled by NOF or its Affiliates after the Effective Date independently of activities under this Agreement, or (b) that become Controlled by NOF in accordance with Section 6.2.
1.31
“NOF Lipid” shall mean the cationic lipid [***].
1.32
“NOF Patent” shall mean Patents within NOF IPR.
1.33
“NOF Proprietary Information” shall have the meaning set forth in Section 2.1(e).
1.34
“ONCORUS Indemnitees” shall have the meaning set forth in Section 10.4.
1.35
“Oncorus Inventions” shall have the meaning set forth in Section 6.1.
1.36
“ONCORUS IPR” shall mean any Intellectual Property Rights (i) that are Controlled by ONCORUS or its Affiliates as of the Effective Date or become Controlled by ONCORUS or its Affiliates after the Effective Date independently of activities under this Agreement, or (ii) that become Controlled by ONCORUS in accordance with Section 6.1. ONCORUS IPR shall include all ONCORUS Know How.
1.37
“ONCORUS Know How” shall mean technical and other information which is not in the public domain relating to ONCORUS Products, including information and data comprising or relating to [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.38
“ONCORUS Patent Rights” shall have the meaning set forth in Section 6.4.
1.39
“ONCORUS Products” shall mean any pharmaceutical or biological products, developed or commercialized by ONCORUS or its Affiliates or Sublicensees from time to time, made of or from (1) the NOF Lipid supplied by NOF and (2) a nucleic acid. The ONCORUS Products existing as of the Effective Date are listed in Exhibit C, [***]. For clarity, the NOF Lipid itself shall not be deemed an ONCORUS Product.
1.40
“Patent” shall mean:
(a)
all national, regional and international patents and patent applications, including provisional patent applications;
(b)
all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications;
(c)
any and all patents that have issued or in the future issue from the foregoing patent applications in Sections 1.40(a) and 1.40(b), including author certificates, inventor certificates, utility models, petty patents and design patents and certificates of invention;
(d)
any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications in Sections 1.40(a) to 1.40(c) inclusive; and
(e)
any rights similar to the foregoing, including so-called pipeline protection (where the subject matter previously disclosed was not previously patentable in a particular jurisdiction but subsequently becomes patentable subject matter in such jurisdiction), or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents.
1.41
“Patent Challenge” shall have the meaning set forth in Section 6.8.
1.42
“Pharma” shall mean any Third Parties that develop, manufacture or commercialize the ONCORUS Products, other than Contract Organizations.
1.43
“Phase I Clinical Trial” shall mean a human clinical trial, the principal purpose of which is preliminary determination of safety in healthy volunteers or patients with the aim of establishing the pharmacokinetic, pharmacodynamic and early safety profile and the suitability of a product for further clinical trials, as described in 21 C.F.R. § 312.21(a), or similar clinical study in a country other than the U.S.
1.44
“Phase II Clinical Trial” shall mean a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a first indication of efficacy in patients being studied, as described in 21 C.F.R. §312.21(b), or similar clinical study in a country other than the U.S.
1.45
“Phase III Clinical Trial” shall mean a large scale, pivotal, multi-centre, human clinical trial that is prospectively designed to demonstrate statistically whether a product is safe

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

and effective for use in humans in the indication being investigated in a manner sufficient to obtain Regulatory Approval to market such product in patients having the disease or condition being studied, as described in 21 C.F.R. §312.21(c), or similar clinical study in a country other than the U.S.
1.46
“Quarter” shall mean each three months’ period commencing on January 1 and ending on March 31, commencing on April 1 and ending on June 30, commencing on July 1 and ending on September 30 and commencing on October 1 and ending on December 31, except that the first (1st) Quarter of the Term shall commence on the Effective Date and end on [ ] of the same calendar year.
1.47
“Regulatory Approval” shall mean, with respect to any given country or Jurisdiction, any and all approvals required from a Regulatory Authority to market and sell a pharmaceutical or biological product in such country or Jurisdiction, including all applicable pricing and governmental reimbursement approvals and any health technology assessment recommendations to the extent required for the sale of such product in such country or Jurisdiction.
1.48
“Regulatory Authority” shall mean any competent authority in any country or group of countries within the Territory with authority over development and/or commercialization of a pharmaceutical or biological product.
1.49
“Royalty Term” shall have the meaning set forth in Section 3.3(b).
1.50
“Running Royalty” shall have the meaning set forth in Section 3.3.
1.51
“Sublicense” shall mean any sublicense which ONCORUS grants to its Affiliates, Pharmas or Contract Organizations to develop, manufacture, or commercialize any pharmaceutical or biological products under the license to Licensed Claims granted to ONCORUS pursuant to Section 2.1.
1.52
“Sublicensee” shall mean any Third Party or Affiliate of ONCORUS to which ONCORUS grants a Sublicense.
1.53
“Supply Agreement” shall have the meaning set forth in Section 2.1(d).
1.54
“Table 1 Milestone Payments” shall have the meaning set forth in Section 3.2(a).
1.55
“Term” shall have the meaning set forth in Section 9.1.
1.56
“Territory” shall mean worldwide except mainland China, [***] and [***].
1.57
“Third Party” shall mean any natural person, corporation, partnership, association or other business entity other than NOF or ONCORUS, or their respective Affiliates.
1.58
“Third Party Infringement Claim” shall have the meaning set forth in Section 6.6(a).
1.59
“Validly Exist” shall have the meaning set forth in Section 3.3(b).
1.60
“Year” shall mean each twelve months’ period commencing on January 1 and ending on December 31, except that the first (1st) Year of the Term shall commence on the Effective Date and end on December 31 of the same calendar year.
1.61
References to the singular shall be deemed to include the plural and vice versa.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.62
References to statutory provisions shall include the same as amended or re-enacted from time to time, whether before or after the date hereof.
1.63
Reference to any statute or regulation includes any modification or re-enactment that statute or regulation.
Section 2

GRANT OF LICENSE

2.1
Grant of License.
(a)
NOF hereby grants to ONCORUS a non-exclusive license under the Licensed Claims to: (i) develop, manufacture and commercialize ONCORUS Products in the Territory; (ii) subject to the provisions of Section 2.2, sub-license Licensed Claims solely for the purpose of the development, manufacture and commercialization of ONCORUS Products. For the purpose of this Section 2.1(a) and Section 2.1(e), the terms “commercialize” or “commercialization” shall mean “(A) use or sell in any Jurisdiction, (B) import to any Jurisdiction, (C) export from any Jurisdiction to another Jurisdiction in the Territory), or (D) offer for such permitted sale” or their respective noun forms, [***].
(b)
For the avoidance of doubt, NOF grants no license to ONCORUS under any rights to any NOF Patents other than the Licensed Claims.
(c)
Nothing in this Agreement shall be construed to (i) transfer ownership of any Licensed Claims to ONCORUS, any of its Affiliates or any Third Parties, or (ii) grant any license under any Licensed Claims to, ONCORUS, any of its Affiliates or any Third Parties, except in each case as expressly set out in this Agreement.
(d)
NOF shall supply ONCORUS with NOF Lipid to be used for the development, manufacture and commercialization of ONCORUS Products under the terms and conditions set forth in a supply agreement entered into between the Parties (the “Supply Agreement”).
(e)
The Parties hereby acknowledge that NOF has provided ONCORUS with the following information proprietary to NOF: [***] (collectively, “NOF Proprietary Information”). NOF hereby grants to ONCORUS a non-exclusive license to use the NOF Proprietary Information solely to develop, manufacture and commercialize ONCORUS Products in the Territory.
(f)
In accordance with 35 U.S.C. §287 or (if any) similar local rules or regulations in other countries or areas, ONCORUS shall ensure that all ONCORUS Products (including those manufactured, sold or offered for sale by its Affiliates, Pharmas, and Sublicensees) or the containers thereof are marked with an appropriate patent marking, identifying the pendency of any Patent applications and/or any issued Patents with (if so required or recommended under the relevant rules or regulations) the word “patent” or its abbreviation “pat.” and the relevant Patent application or Patent numbers. If requested by NOF, ONCORUS shall make such marking available for an inspection and review by NOF, and shall modify the marking as NOF reasonably instructs.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.2
Sublicense. With respect to any Sublicense granted or to be granted pursuant to Section 2.1(a):
(a)
If ONCORUS intends to sublicense the rights granted in this Agreement under any of the Licensed Claims to a Pharma for the purpose of the development, manufacture and commercialization of ONCORUS Products, ONCORUS shall obtain NOF’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Without limiting the foregoing, NOF agrees to respond to ONCORUS’s request for consent within [***] business days after receiving such request from ONCORUS, which shall be accompanied by a document stating [***].
(b)
If ONCORUS intends to sublicense the rights granted in this Agreement under any of the Licensed Claims to its Affiliate or Pharma for the purpose of the development, manufacture and commercialization of ONCORUS Products, ONCORUS shall (i) enter into a separate written sublicense agreement for the sublicensing of Licensed Claims with such Affiliate or Pharma, [***] provided, however, that any such Sublicenses shall be solely within the scope of the licenses granted to ONCORUS pursuant to Section 2.1 and shall incorporate, to the extent applicable, substantially the same obligations and covenants (except economic terms) as those owed by ONCORUS to NOF under this Agreement and be binding upon such Sublicensee. ONCORUS shall be responsible for the performance or compliance by any Sublicensee of such obligations and covenants.
(c)
If ONCORUS or its Affiliate or Pharma intends to sublicense any of the Licensed Claims to a Contract Organization for the purpose of the manufacture of ONCORUS Products, ONCORUS or its Affiliate or Pharma shall impose, to the extent applicable, substantially the same obligations and covenants (except economic terms and those in Section 4) as those owed by ONCORUS to NOF under this Agreement on such Contract Organization, and shall be responsible for the performance or compliance by such Contract Organization of such obligations and covenants. [***].
(d)
Subject to Section 3 below, ONCORUS shall collect [***] all payments due, directly or indirectly, to NOF from the Sublicensees (except where such Sublicensee is a Contract Organization which has been granted a Sublicense in accordance with Section 2.2(c)), if any, and summarize and deliver all reports due, directly or indirectly, to NOF relating to any Net Sales of ONCORUS Products by such Sublicensee under the relevant sublicense agreement; [***];
(e)
[***].
2.3
Breach. Any breach of the obligations or covenants of a Sublicensee that are obligations or covenants of ONCORUS that are required to be included in the sublicense agreement shall be deemed to be a breach of this Agreement by ONCORUS, and ONCORUS shall be jointly and severally liable for any damages arising from or related to such breach.
2.4
Commercialization of ONCORUS Products. Any of ONCORUS’s activities contemplated hereunder, including the development, manufacture, use, offer for sale, sale, importation, exportation or commercialization of ONCORUS Products and the use of NOF Lipid therefor, shall be conducted at ONCORUS’s sole expense and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

responsibility, and NOF shall not be liable in any way for such activities or the results thereof unless expressly set forth in this Agreement. For clarity, if ONCORUS infringes or misappropriates any third party Intellectual Property Right in the course of such activities, then, except as expressly set forth in this Agreement, NOF will not be liable for such infringement or misappropriation.

Section 3

CONSIDERATION

3.1
Initial Payment. ONCORUS shall pay to NOF a one-time cash payment of five hundred thousand ($500,000) US Dollars. After the execution of this Agreement, NOF shall issue an invoice for such payment to ONCORUS and ONCORUS shall make such payment within [***] days of the invoice date of such invoice.
3.2
Milestone Payments. ONCORUS shall pay the following milestone payments to NOF upon the occurrence of the relevant milestone event (“Milestone Payments”). ONCORUS shall report the occurrence of each milestone event to NOF promptly, and in any case no later than [***] business days after the occurrence of such milestone event. In the addition to the foregoing, ONCORUS shall also notify NOF promptly whenever [***].
(a)
When ONCORUS achieves any of the milestones set forth in the “Milestone Event” column in the following Table 1 in respect of any ONCORUS Product for any Indication for the first time, ONCORUS shall pay the Milestone Payment set forth in the corresponding box in the “Milestone Payment (US Dollars)” column (the “Table 1 Milestone Payments”). However, if any other ONCORUS Product subsequently achieves the same Milestone Event, ONCORUS will not pay the Table 1 Milestone Payment in respect of such ONCORUS Product. As an illustrative example, [***]. For clarity, each of the Table 1 Milestone Payment shall only be paid once, and the total amount of potential Milestone Payments payable under this Section 3.2(a) will be USD [***].

For further clarity, [***]. As an illustrative example, [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Table 1

Milestone Event	Milestone Code	Milestone Payment (US Dollars)
[***]	A1	[***]
[***]	A2	[***]
[***]	A3	[***]
[***]	A4	[***]
[***]	A5	[***]
[***]	A6	[***]
[***]	A7	[***]
[***]	A8	[***]
[***]	A9	[***]

(b)
If any ONCORUS Product first achieves a code “A” milestone set forth in the “Corresponding Milestone” column in the following Table 2, triggering the corresponding Table 1 Milestone Payment under Section 3.2(a), and any other (i.e., different) ONCORUS Product subsequently achieves the code “B” milestone corresponding to the code “A” milestone that was achieved, ONCORUS shall pay, for each such other (different) ONCORUS Product, the Milestone Payment set forth in the corresponding box in the “Milestone Payment (US Dollars)” column. If such ONCORUS Product achieves the milestone B7, B8 or B9 without achieving the milestone B3 [***], the Milestone Payment for the milestone B3 shall become due and payable when such ONCORUS Product achieves the milestone event designated as B7, B8 or B9, whichever comes first.

Table 2

Milestone Event	Milestone Code	Corresponding Milestone	Milestone Payment (US Dollars)
[***]	B3	A3	[***]
[***]	B7	A7	[***]
[***]	B8	A8	[***]
[***]	B9	A9	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

As an illustrative example, [***].

(c)
If any ONCORUS Product for any Indication first achieves a code “A” or “B” milestone set forth in the “Corresponding Milestone” column in the following Table 3, triggering payments under Section 3.2(a) or Section 3.2(b), as applicable, and the same ONCORUS Product for a different Indication subsequently achieves the code “C” milestone corresponding to the code “A” or “B” milestone that was achieved, ONCORUS shall pay, for each such Indication, the Milestone Payment set forth in the corresponding box in the “Milestone Payment (US Dollars)” column. If such ONCORUS Product achieves the milestone C7, C8 or C9 without achieving the milestone C3 [***], the Milestone Payment for the milestone C3 shall become due and payable when such ONCORUS Product achieves the milestone C7, C8 or C9, whichever comes first.

Table 3

Milestone Event	Milestone Code	Corresponding Milestone	Milestone Payment (US Dollars)
[***]	C3	A3 or B3	[***]
[***]	C7	A7 or B7	[***]
[***]	C8	A8 or B8	[***]
[***]	C9	A9 or B9	[***]

As an illustrative example 1, [***].

As an illustrative example 2, [***].

(d)
For purposes of this Section 3.2, an ONCORUS Product shall be deemed to be a different product from another ONCORUS Product if [***], in which case, separate Milestone Payments shall be payable for each such different ONCORUS Product, as applicable, under Tables 1 through 3 above.
3.3
Running Royalty.
(a)
ONCORUS shall pay the amount equivalent to the amount multiplying (1) the Net Sales of the ONCORUS Products manufactured, sold or offered for sale in, or imported to or exported from, any Jurisdiction (whether by ONCORUS, its Affiliate, or a Sublicensee) by (2) the royalty rate as set forth below on a Jurisdiction-by-Jurisdiction basis during the Royalty Term, on an annual basis after the end of each Year (“Running Royalty”) pursuant to Section 4.4. To calculate the amount of the Running Royalty payable for a given Year, the local currency amounts of such Net Sales (if other than in US Dollars) shall be converted to the amount in US Dollars by [***].
(i)
[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(ii)
[***]
(iii)
[***]
(b)
The Running Royalty shall accrue, on a Jurisdiction-by-Jurisdiction basis, beginning upon the First Commercial Sale of the first ONCORUS Product anywhere in the Territory, until the later of (i) [***] years after such First Commercial Sale, or (ii) the date upon which no Licensed Claim Validly Exists in such Jurisdiction (“Royalty Term”). For the avoidance of doubt, [***]. A Licensed Claim shall be deemed to “Validly Exist” unless and until any of the following occurs: (1) an application for a patent in respect of such Licensed Claim has been conclusively rejected and all measures available under Applicable Law to challenge such rejection have been exhausted; (2) an application for a patent in respect of such Licensed Claim has been pending for [***] years or more from the date of filing of the earliest priority patent application to which such pending patent application is entitled to claim benefit; (3) the effective term of the patent in respect of such Licensed Claim has expired; (4) the patent or patent application in respect of such Licensed Claim has been validly and conclusively abandoned by NOF; or (5) such Licensed Claim has been invalidated, revoked, declared unpatentable or unenforceable by a judgment or decision by a competent governmental agency, and such judgment or decision has become final and binding. Furthermore, [***]. The Parties hereby acknowledge and agree that as of the Effective Date, the Licensed Claims Validly Exist only in a limited number of Jurisdictions as set forth in Exhibit A, and therefore [***].
(c)
If ONCORUS or its Affiliate or Sublicensee obtains a license or other rights under any Intellectual Property Rights in any Jurisdiction Controlled by a Third Party that is necessary to use NOF Lipid for the development, manufacture and commercialization of an ONCORUS Product, then ONCORUS shall have the right to deduct an amount equal to [***] percent ([***]%) of any amounts paid by ONCORUS or its Affiliate or Sublicensee to such Third Party in a given Year in consideration for such license or other right from the Running Royalty that would otherwise have been due for such Year under Section 3.3(a) with respect to Net Sales of such ONCORUS Products in such Jurisdiction, provided that in no event shall ONCORUS have the right to reduce the Running Royalty payable to NOF to less than [***] percent ([***]%) of the amount that would otherwise have been payable to NOF in the absence of such reduction, provided further that in the case where a Sublicensee obtains such license or other rights, the deduction of the running royalties in the same proportion is provided for in the sublicense agreement between ONCORUS and such Sublicensee. For clarity, [***].
Section 4

REPORTS, RECORDS AND PAYMENTS

4.1
Reports.
(a)
Commencing upon [***], within [***] days from the end of each Quarter, ONCORUS shall submit to NOF a written royalty report of each Quarter setting out (i) the amount of the Net Sales of each ONCORUS Product in each Jurisdiction made by ONCORUS, its Affiliates or its Sublicensees during such Quarter expressed in the local currency of that Jurisdiction and in US Dollar; and (ii) a calculation of the Running Royalties and other sums due to NOF in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

relation to such Quarter and (iii) such other information as may be reasonably requested by NOF to verify the information provided in (i) or (ii). To convert the local currency amounts set out in any such report to US Dollars, [***] shall be used. For the avoidance of doubt, such amounts in US Dollars are for reference purposes only, and the amount of the Running Royalty in US Dollars shall be determined in accordance with Section 3.3(a).
(b)
ONCORUS shall [***]. ONCORUS shall retain all records thereof and supporting evidence relating thereto, and upon request by NOF, shall promptly provide NOF with such records and evidence.
4.2
Records. ONCORUS shall keep, and shall have its Affiliates and Sublicensees (excluding Contract Organizations) keep, accurate and correct records together with sufficient supporting evidence of all ONCORUS Products manufactured, used and sold, and of the royalties, fees and any other payments for each Sublicense ONCORUS grants. Such records shall be retained by ONCORUS or its Affiliates or Sublicensees for at least [***] years following a given reporting period.
4.3
Audit. All records (including the accompanying evidence) kept pursuant to Section 4.2 shall be available during normal business hours, with sufficient advanced notice, for inspection at the expense of NOF by NOF’s internal audit department or by a certified public accountant selected by NOF and in compliance with the other terms of this Agreement (including the confidentiality obligations under Section 8) for the sole purpose of verifying reports and payments or other compliance issues. Unless there is a reasonable ground to believe that any such report or payment amount is inaccurate, or that there are any material compliance issues, (i) no such audit shall be conducted more frequently than once in any [***] period, and (ii) once such inspector has conducted a review and audit of such records pursuant to this Section 4.3 in respect of any given period, they may not subsequently re-inspect such records in respect of such period. Such inspector shall not disclose to NOF any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an underreporting and/or underpayment in excess of [***] percent ([***]%)] for any [***] period, then ONCORUS shall pay all costs of the audit as well as any additional sum that would be payable to NOF based on the accurate and correct information (including an interest charge on the unpaid amount set forth in Section 4.5), plus an additional interest charge at a rate of [***] percent ([***]%)] per annum, within [***] days. Such interest shall be calculated from the date the correct payment was due to NOF up to the date when such payment is actually made to NOF by ONCORUS. For underpayment not in excess of [***] percent ([***]%)] for any [***] period, ONCORUS shall pay the difference (including an interest charge on the unpaid amount set forth in Section 4.5) within [***] days without any inspection cost. If, as a result of any such inspection, [***].
4.4
Payments.
(a)
ONCORUS shall pay any Milestone Payments, Running Royalties and other sums due under this Agreement in US Dollars.
(b)
ONCORUS shall pay the Milestone Payment for each milestone event under this Agreement NET [***] days of the issue date of the invoice sent by NOF (which shall be issued by NOF to ONCORUS within [***] days of the receipt by NOF of the report of occurrence of the relevant milestone event pursuant to Section 3.2), by wire transfer to the bank account designated by NOF.

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ONCORUS shall pay the Running Royalties under this Agreement NET [***] days of the issue date of the invoice sent by NOF (which shall be issued by NOF to ONCORUS within [***] days of the receipt by NOF of the report for the last Quarter of the relevant Year pursuant to Section 4.1(a)), by wire transfer to the bank account designated by NOF.
(c)
The Running Royalty shall accrue during the Royalty Term when any ONCORUS Product is invoiced by ONCORUS, its Affiliate or Sublicensees to a Third Party, or if not invoiced, when accepted by a Third Party or its Affiliate.
(d)
[***] under this Agreement.
(e)
If at any time legal restrictions prevent the prompt remittance of all or part of the Milestone Payments or Running Royalties by ONCORUS with respect to any Jurisdiction where an ONCORUS Product is sold or a Sublicense is granted pursuant to this Agreement, ONCORUS shall convert the amount owed to NOF into US Dollars, and shall pay NOF directly from its US sources of fund for so long as the legal restrictions apply.
(f)
ONCORUS shall prepare all the paperwork and undertake such other measures, as may be reasonably required by NOF from time to time, which are necessary for NOF to enjoy tax exemptions or reduced tax rates granted in the applicable tax law or treaty, or to avoid double taxation through any foreign tax exemption.
(g)
In no event shall any initial payment under Section 3.1, Milestone Payments or Running Royalty received by NOF from ONCORUS under this Agreement be refundable.
4.5
Late Payments. In the event any royalty, reimbursement and/or fee payments are not received by NOF when due, ONCORUS shall pay to NOF interest charges at a rate of [***]. Such interest shall be calculated from the date the payment was due until actually received by NOF. In the event that a late payment is successfully disputed by ONCORUS in whole or in-part, no interest shall be due for the successfully disputed late payment amount.
Section 5

IMPROVEMENTS AND DEVELOPMENT

5.1
Improvement by NOF. If ONCORUS desires to obtain an additional license under any NOF Patent that is filed or granted for any patentable improvements, developments or inventions relating to lipid nanoparticle formulation containing the NOF Lipid which is reasonably necessary for the development, manufacture or commercialization of any ONCORUS Products in the Territory and does not constitute a Licensed Claim, ONCORUS shall notify NOF in writing setting out [***]. If NOF reasonably determines that such license is necessary for the development, manufacture or commercialization of such ONCORUS Product, NOF shall grant a non-exclusive license in the country(ies) or Jurisdiction(s) specified in the notification by ONCORUS under reasonable terms and conditions. The details of such terms and conditions shall be discussed between the Parties and determined by mutual agreement between the Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Section 6

INTELLECTUAL PROPERTY

6.1
As between the Parties, ONCORUS shall exclusively own [***] (the “ONCORUS Inventions”), and they shall become part of ONCORUS IPR. NOF agrees to assign, and hereby assigns, to ONCORUS all right, title and interest in all ONCORUS Inventions. NOF shall promptly take, and shall cause its employees or consultants to take, all steps necessary or otherwise reasonably requested by ONCORUS, at ONCORUS’s reasonable expense, to transfer any and all rights to ONCORUS Inventions and perfect and record ONCORUS’s rights thereto. [***]. Subject solely to the preceding sentence, nothing in this Agreement shall be construed to transfer ownership of the ONCORUS IPR to NOF or grant any license under ONCORUS IPR to NOF. Notwithstanding the foregoing, in the event that NOF needs a license accompanied by the right to grant a sub-license under any ONCORUS IPR, ONCORUS will reasonably consider and enter into such negotiations for a royalty-bearing license.
6.2
As between the Parties, NOF shall exclusively own all Inventions [***] (the “NOF Improvements”), and they shall become part of NOF IPR. ONCORUS agrees to assign, and hereby assigns, to NOF all right, title and interest in all NOF Improvements. ONCORUS shall promptly take, and shall cause its employees or consultants to take, all steps necessary or otherwise reasonably requested by NOF, at NOF’s reasonable expense, to transfer any and all rights to NOF Improvements and perfect and record NOF’s rights thereto.
6.3
As between the Parties, NOF shall have the sole discretion as to the filing, prosecution, abandonment, maintenance and/or defense of any NOF Patent or Licensed Claim in the Territory, and except otherwise set forth in this Agreement, [***]; provided, however, that NOF shall use its reasonable efforts to prosecute all patent applications forming part of the Licensed Claims in the countries where the Licensed Claims Validly Exist as of the Effective Date, including conducting any necessary or desirable proceedings (including but not limited to any interference, reissue or re-examination, post grant proceeding, or opposition or revocation proceedings). [***]. NOF shall keep ONCORUS promptly informed of material developments in relation to the filing, prosecution, maintenance and defense of any Licensed Claim.
6.4
As between the Parties, ONCORUS shall have the sole right and discretion, [***], for the filing, prosecution, maintenance and/or defense of all Patents claiming or covering the ONCORUS Inventions (“ONCORUS Patent Rights”).
6.5
If ONCORUS becomes aware of any actual, threatened or suspected infringement or mis-use of any of the Licensed Claims in the Territory [***], it shall promptly inform NOF in writing of all available evidence and details available to ONCORUS concerning said infringement (the “Infringement Notice”). With respect to any actual, threatened or suspected infringement, NOF shall discuss such matter with ONCORUS to solicit its views regarding any potential action that may or may not be taken by NOF in relation thereto. NOF shall have the sole right, but not the obligation, to bring, defend or maintain any claim, suit, action or proceeding or to control the conduct therefor in relation to any such actual, threatened or suspected infringement [***], including by using the counsel of its choice. NOF shall have the right, but not the obligation, to (a) settle such claim, suit, action or proceeding without the consent of ONCORUS; and (b) [***].

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6.6
Infringement Claims by Third Parties.
(a)
If carrying out any duties and obligations pursuant to this Agreement or conducting any activities contemplated under this Agreement results in, or is reasonably expected to result in, any claim, suit, action or proceeding by a Third Party alleging infringement of such Third Party’s patent or other Intellectual Property Rights (a “Third Party Infringement Claim”), including any defense or counterclaim in connection with an infringement action initiated pursuant to Section 6.5, the Party first becoming aware of such Third Party Infringement Claim shall promptly notify the other Party thereof in writing. As between the Parties, and to the extent the Third Party Infringement Claim [***], ONCORUS shall have the first right, but not the obligation, to defend and control the defense of any such Third Party Infringement Claim [***], using counsel of its own choice. NOF may participate in the defense of any such Third Party Infringement Claim with counsel of its choice at its sole cost and expense. If ONCORUS or its designee elects (in a written communication submitted to NOF within a reasonable amount of time after notice of the alleged Third Party Infringement Claim) not to defend or control the defense of, or otherwise fails to timely initiate and maintain the defense of, any such Third Party Infringement Claim, then [***], NOF may conduct and control the defense of any such claim, suit or proceeding [***].
(b)
If the Third Party Infringement Claim [***], NOF shall have the first right, but not the obligation, to defend and control the defense of any such Third Party Infringement Claim [***], using counsel of its own choice. ONCORUS may participate in any such Third Party Infringement Claim with counsel of its choice [***]. If NOF or its designee elects (in a written communication submitted to ONCORUS within a reasonable amount of time after notice of the alleged Third Party Infringement Claim) not to defend or control the defense of, or otherwise fails to timely initiate and maintain the defense of, any such Third Party Infringement Claim, ONCORUS may conduct and control the defense of any such claim, suit or proceeding [***].
(c)
Where a Party controls such a Third Party Infringement Claim, the other Party shall, and shall cause its Affiliates, Sublicensees and employees to, assist and cooperate with the controlling Party [***], as such controlling Party may reasonably request from time to time and to the extent permissible under Applicable Law (including court rules) and dispute resolution practices in the relevant jurisdiction, in connection with its activities set forth in this Section 6.6, including, where necessary, furnishing a power of attorney solely for such purpose of joining in, or being named as a necessary party to, such a Third Party Infringement Claim, providing access to relevant documents and other evidence and making its employees available for interview during reasonable business hours; provided that [***]. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such Third Party Infringement Claim. Each Party agrees to provide the other Party with copies of all material pleadings, briefs, exhibits and other materials filed in a suit, action or proceeding involving such Third Party Infringement Claim and to provide the other Party with a reasonable opportunity to participate in the defense of any Third Party Infringement Claim. Any recoveries awarded to a Party in connection with any Third Party Infringement Claim defended under this Section 6.6(c) shall be [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.7
If any Third Party challenges the validity of any of the Licensed Claims in the Territory, [***]; provided, however, that NOF shall retain the ultimate discretion as to the defense against such validity challenges and any actions taken by NOF in relation thereto. ONCORUS shall do nothing, including making statements or representations, in relation to such validity challenge(s); provided, however, that if NOF directs, ONCORUS shall provide such documents and materials as reasonably requested by NOF, and otherwise reasonably cooperate with NOF for defending such validity challenges. Notwithstanding the above, if NOF declines to defend the validity challenge(s), ONCORUS shall have the right to defend the validity challenge(s). In this case, ONCORUS shall [***], but shall permit NOF to join in any such defense [***].
6.8
If, during the Term, ONCORUS or an Affiliate thereof institutes or actively participates as an adverse party in, or provides material support to, any action, suit or other proceeding to (a) invalidate any claim of the NOF Patents or (b) obtain a ruling (including a ruling provided as a reason for the disposition of the claim) that any claim of the NOF Patents is invalid, unpatentable, revoked or otherwise unenforceable (such action, suit or other proceeding, a “Patent Challenge”), NOF shall have the right to immediately terminate this Agreement. If a Sublicensee of ONCORUS (other than an Affiliate), or an Affiliate of such Sublicensee, institutes or actively participates as an adverse party in, or provides material support to a Patent Challenge, ONCORUS, upon receipt of notice from NOF to ONCORUS, shall either cause such Sublicensee to terminate such Patent Challenge, or shall terminate the applicable Sublicense within [***] days of receiving such notice. Any failure to terminate the Patent Challenge or the Sublicense as required by this Section 6.8 shall give rise to NOF’s ability to terminate this Agreement immediately upon written notice to ONCORUS following the expiration of such [***] day period. Notwithstanding the foregoing, NOF shall not have the right to terminate this Agreement pursuant to this Section 6.8 (i) if, with respect to a proceeding involving a Third Party’s challenge to a Licensed Claim, ONCORUS or its Affiliate or Sublicensee has been compelled by order of a court [***], and ONCORUS’s or its Affiliate’s or Sublicensee’s involvement in such proceeding is limited to such compelled response, [***].
Section 7

WARRANTY

7.1
Representations and Warranties by NOF. NOF hereby represents and warrants to ONCORUS that, as of the Effective Date:
(a)
Corporate Power. NOF is duly organized and validly existing under the laws of Japan and has full corporate power and authority to enter into and perform this Agreement.
(b)
Due Authorization. NOF is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.
(c)
Binding Agreement. This Agreement is intended to be a legal obligation binding upon NOF. The execution, delivery and performance of this Agreement by NOF does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound.
(d)
Ownership. NOF has sufficient ownership interest in and to the Licensed Claims in the countries in which a patent for such Licensed Claims has been granted.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(e)
NOF has the right to grant the licenses under the patented Licensed Claims as granted by NOF to ONCORUS under this Agreement. NOF has obtained all approval or consent from all joint patent holder(s) or applicant(s) of the Licensed Claims to the extent necessary for granting the licenses granted by NOF to ONCORUS under this Agreement.
(f)
[***].
(g)
[***].
7.2
Representations and Warranties by ONCORUS. ONCORUS hereby represents and warrants to NOF that, as of the Effective Date:
(a)
Corporate Power. ONCORUS is duly organized and validly existing under the laws of State of Delaware and has full corporate power and authority to enter into and perform this Agreement.
(b)
Due Authorization. ONCORUS is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.
(c)
Binding Agreement. This Agreement is intended to be a legal obligation binding upon ONCORUS. The execution, delivery and performance of this Agreement by ONCORUS does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound.
7.3
No other warranty. THE WARRANTIES DESCRIBED IN SECTION 7.1 ARE THE ONLY WARRANTIES OF ANY KIND PROVIDED BY NOF, AND THE WARRANTIES DESCRIBED IN SECTION 7.2 ARE THE ONLY WARRANTIES OF ANY KIND PROVIDED BY ONCORUS. BOTH PARTIES DISCLAIM ALL OTHER WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 7.1, NOF DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED OR OTHERWISE, CONCERNING THE VALIDITY, ENFORCEABILITY AND SCOPE OF THE LICENSED CLAIMS, AND NON-INFRINGEMENT OF THIRD PARTY PATENT RIGHTS. WITHOUT LIMITATION TO THE FOREGOING, AND EXCEPT AS EXPRESSLY PROVIDED IN SECTION 7.1 OR SECTION 10.4, NOF SHALL HAVE NO LIABILITY WHATSOEVER TO ONCORUS OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS OR DAMAGE OF ANY KIND OR NATURE SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON ONCORUS ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE DEVELOPMENT, MANUFACTURE, USE, OFFER FOR SALE, SALE, IMPORTATION, EXPORTATION OR COMMERCIALIZATION OF AN ONCORUS PRODUCT, OR THE PRACTICE OF THE LICENSED CLAIMS; (B) THE USE OF OR ANY ERRORS OR OMISSIONS IN ANY KNOW-HOW, TECHNICAL INFORMATION, TECHNIQUES OR PRACTICES DISCLOSED BY NOF; OR (C) ANY ADVERTISING OR OTHER PROMOTIONAL ACTIVITIES CONCERNING ANY OF THE FOREGOING. [***].
7.4
Limitation of liability. NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES THAT ARISE OUT OF OR IN RELATION TO THIS AGREEMENT, OR FOR ANY INJURY TO OR LOSS OF GOODWILL, REPUTATION, BUSINESS, PROFITS OR OPPORTUNITIES OF THE RESPECTIVE PARTY, EVEN IF A PARTY HAS BEEN ADVISED OF THE

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POSSIBILITY OF SUCH DAMAGES, INJURY OR LOSS, EXCEPT IN CASE OF (A) A PARTY’S WILLFUL MISCONDUCT OR FRAUD, (B) A PARTY’S VIOLATION OF ITS CONFIDENTIALITY OBLIGATIONS UNDER Section 8, OR (C) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER Section 10.
Section 8

CONFIDENTIALITY

8.1
Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, during the Term and for a period of [***] years thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided in this Agreement all confidential or proprietary information, data, documents or other materials of the other Party acquired in relation to this Agreement and marked or otherwise identified as “Confidential” or, by necessary and reasonable implication, considered confidential (including the NOF Proprietary Information; hereinafter “Confidential Information”), without the prior written consent of the other Party. Each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that such Party, its Affiliates, and any Third Parties (including Pharmas, Contract Organizations, and Sublicensees) that receives any Confidential Information of the other Party as permitted under this Agreement, and all of its and their respective officers, directors or employees only make use of Confidential Information of the other Party for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.
8.2
Notwithstanding the foregoing provisions to the contrary, Confidential Information shall not include any information that the receiving Party can conclusively establish:
(a)
is in the public domain other than by acts of the receiving Party or its Affiliates or Sublicensees in contravention of this Agreement;
(b)
has become lawfully known to the receiving Party by a Third Party, provided such Confidential Information was not obtained by such Third Party directly or indirectly from the other Party under this Agreement on a confidential basis;
(c)
prior to disclosure under this Agreement, was already in the possession of the receiving Party, as evidenced by the receiving Party’s written records; and
(d)
is independently developed without use of the Confidential Information of the other Party disclosed to it or its Affiliates or Sublicensees by the other Party, as evidenced by the receiving Party’s written records.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.3
Notwithstanding Section 8.1, the receiving Party may disclose Confidential Information of the other Party (a) to its Affiliates and Sublicensees, and their officers, directors, employees or third-party advisors or consultants (legally under duty of confidentiality), who need to know such Confidential Information to exercise the receiving Party’s rights or perform the receiving Party’s obligations under this Agreement, or (b) (in respect of Confidential Information other than the NOF Proprietary Information) if such disclosure is reasonably necessary to any bona fide potential or actual investor, acquirer, merger partner, licensee, Sublicensee, or other financial or commercial partner for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship. No Confidential Information of the other Party shall be disclosed or made available to a disclosee set forth in (a) or (b) above, unless such disclosee shall:
(i)
be made aware of its confidential nature; and
(ii)
be bound by confidentiality obligations no less stringent than those under this Agreement.

Any breaches of the confidentiality obligations contained herein by such disclosee shall be considered to be breaches of such obligations by the Party that has disclosed or made available such Confidential Information. Further, NOF may disclose the other Party’s Confidential Information (including contents of this Agreement) to the joint owner of any of the Licensed Claims to the extent necessary for the purposes of reporting the status of license and activities related to the Licensed Claims and managing ownership of the Licensed Claims.

8.4
Notwithstanding any foregoing provisions to the contrary, in the event a Party is required to make a disclosure of the other Party’s Confidential Information in order to comply with any Applicable Law, a court order, a request by a governmental authority or security exchanges regulations, the receiving Party may disclose such Confidential Information, provided that the receiving Party shall (to the extent permissible and practicable) provide prior notice of such disclosure to the other Party and take reasonable and lawful actions to avoid or minimize the degree of such disclosure.
8.5
The Parties agree that the contents of this Agreement shall be considered Confidential Information of the Parties. The Parties will consult with each other regarding the applicable provisions of this Agreement to be redacted prior to any filing being made by a Party to the regulatory authorities or as otherwise required by Applicable Law. Notwithstanding the foregoing, each Party shall have the right to disclose in confidence the material terms of this Agreement to the parties retained by such Party to perform legal, accounting or similar services and who have a need to know such terms in order to provide such services, provided that such parties shall be made aware of their confidential nature and be bound by confidentiality obligations no less stringent than those under this Agreement.
Section 9

TERM AND TERMINATIONS

9.1
Term. Unless earlier terminated under the provisions of this Agreement, the term of this Agreement shall commence on the Effective Date and shall end upon expiration of all Royalty Terms (“Term”).

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9.2
Termination for Convenience. ONCORUS may terminate this Agreement on an ONCORUS Product-by-ONCORUS Product basis or in its entirety, for any or no reason, upon [***] days’ prior notice to NOF.
9.3
Termination for Cause. NOF (in the case of Sections 9.3(a) and9.3(e)) and either Party (in the case of Sections 9.3(b), 9.3(c)and 9.3(d)) may terminate this Agreement forthwith by notice in writing to the other Party upon the occurrence of any of the following events:
(a)
if ONCORUS fails to pay any undisputed amount when due under this Agreement (including under SECTION 3) and such nonpayment is not remedied within [***] days of the receipt of NOF’s notice;
(b)
if the other Party commits a material breach of this Agreement, it is capable of remedy and it is not remedied within [***] days of the receipt by the other Party of notice identifying the breach and requiring its remedy; provided that in the event of a good faith dispute with respect to the existence of a material breach, (i) the dispute resolution procedure pursuant to Section 11.10 may be initiated by either Party, (ii) the [***] day cure period shall be tolled until such time as the dispute is resolved pursuant to Section 11.10, provided that such other Party shall perform and comply with all other obligations and covenants of such other Party under this Agreement (including the obligations to pay the royalties);
(c)
if the other Party commits a material breach of this Agreement and it is not capable of remedy;
(d)
if the other Party ceases for any reason to carry on business or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under Applicable Law; or
(e)
if NOF reasonably determines that ONCORUS has not been engaged in any material activities for the development, manufacture or commercialization of any of the ONCORUS Products for a period of [***].
9.4
Effect of Expiration or Termination. Subject to Section 9.6, expiration or termination of this Agreement for whatever reason and regardless of the Party terminating shall result in termination of all rights granted by either Party to the other Party under this Agreement and termination of either Party’s obligations owed to the other Party and ONCORUS shall cease all activities related to the Licensed Claims, and, either Party, at the choice of the other Party, shall return to such other Party or destroy all Confidential Information provided by such other Party.
9.5
Termination for Regulatory Issues and the Effect. If all clinical trials for the ONCORUS Products in all Jurisdictions fail and/or all applications for Regulatory Approvals in all Jurisdictions are rejected, and it is reasonably determined that there is no possibility of further clinical trials or applications for Regulatory Approvals in any Jurisdiction being successful, either Party may terminate this Agreement forthwith by notice in writing to the other Party.
9.6
Survival of Certain Provisions. The expiration or termination of this Agreement for any reason shall not relieve either Party of its obligation to the other for obligations in respect of: (a) ownership of Intellectual Property Rights; (b) confidentiality of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

information; (c) consents for publicity; (d) indemnification; (e) dispute resolution, and (f) any other provisions that by their nature are intended to survive termination. Further, expiration or termination of this Agreement for any reason shall not relieve either Party of its protections under (i) disclaimer of warranty or (ii) limitation of liability. Termination or expiration of this Agreement does not relieve any Party of any liability that has already been incurred prior to such termination or expiration.
Section 10

INDEMNIFICATION AND DEFENSE

10.1
ONCORUS shall indemnify, defend and hold harmless NOF and its officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “NOF Indemnitees” and each, an “NOF Indemnitee”) against any liability, damage, loss or expense (including attorneys’ fees and expenses of litigation) (“Losses”) incurred by or imposed upon the NOF Indemnitees, or any one of them, in connection with any claims, suits, actions, or proceedings, brought by any Third Party arising from or occurring as a result of: [***], except, in each case, to the extent NOF has an obligation to indemnify ONCORUS for such Losses pursuant to Section 10.4.
10.2
If any suit, action or proceeding set forth in Section 10.1 is commenced or claim made or threatened against NOF or other NOF Indemnitees as to which ONCORUS is obligated to indemnify it (them) or hold it (them) harmless pursuant to Section 10.1, NOF or such other NOF Indemnitees shall promptly notify ONCORUS of such event; provided that any failure to do so shall not affect NOF’s and such other NOF Indemnitee’s right to indemnification hereunder, except to the extent that such failure or delay materially impairs ONCORUS’s ability to defend or contest any such suit, action, proceeding or claim. ONCORUS shall assume the defense of any such suit, action, proceeding or claim at its own cost and expense to the extent it relates to ONCORUS’s obligation of indemnification and holding harmless, whether or not such suit, action, proceeding or claim is rightfully brought or raised, and shall be entitled to retain attorneys reasonably acceptable to NOF at its own cost and expense for the purpose of the defense. ONCORUS shall keep NOF informed of the progress of such suit, action, proceeding or claim. NOF may participate in the defense thereof at its sole cost and expense, including by retaining its own attorneys. ONCORUS may not enter into any settlement, consent judgment or other voluntary final disposition of any suit, action, proceeding or claim that may have an adverse effect on the rights of any NOF Indemnitee(s) hereunder or admits any wrongdoing or fault by any NOF Indemnitee(s) or imposes on any NOF Indemnitee(s) any payment or other liability or obligation, without the prior written consent of NOF.
10.3
ONCORUS shall require its Affiliates or Sublicensee(s) (including its Affiliates, Pharmas and Contract Organizations that ONCORUS sublicenses the Licensed Claims according to the provision of SECTION 2) to indemnify, hold harmless and defend NOF under the same terms set forth in this Section 10.
10.4
NOF shall defend, indemnify and hold ONCORUS, ONCORUS’s Affiliates and their directors, officers, employees and agents and their respective successors, heirs and assigns (collectively “ONCORUS Indemnitees”) harmless from and against all Losses resulting from all claims, suits, actions, or proceedings brought by any Third Party to the extent arising from or occurring as a result of: [***]; except, in each case, to the extent ONCORUS has an obligation to indemnify NOF for such Losses pursuant to Section 10.1. The terms and conditions set forth in Section 10.2 shall apply to NOF’s indemnification obligations under this Section 10.4, mutatis mutandis.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.5
Maximum Liability. In no event shall NOF’s aggregate liability arising out of or in relation to this Agreement, whether arising out of or related to breach of contract, tort, indemnification or otherwise, exceed [***] US dollars (USD [***]). NOF’s aggregate liability arising out of or in relation to this Agreement, and arising out of or in relation to the Supply Agreement entered into by the Parties, shall not exceed [***] US dollars (USD [***]). [***]. Notwithstanding the foregoing, the limit in NOF’s aggregate liability set forth in this Section 10.5 shall not apply to [***].
Section 11

MISCELLANEOUS PROVISIONS

11.1
Assignment. Neither this Agreement nor any rights or obligations hereunder shall be assignable by either Party without prior written consent of the other Party, such consent not to be unreasonably withheld; provided that no such consent shall be required for assignment by either Party to an Affiliate or a Third Party acquiror or such acquiror’s Affiliate in connection with a change of control. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment that does not comply with this Section 11.1 shall be void. As used in this Section 11.1,“change of control” in respect of a Party shall mean (i) a sale of all or substantially all of its asset that relates to the business of developing, manufacturing or commercializing the NOF Lipid (in the case of NOF) or the ONCORUS Products (in the case of ONCORUS), (ii) a merger or consolidation with another company, corporation or entity, (iii) a transfer of its shares or any transaction or series of related transactions involving it that results in a change in ownership of 50% or more of its issued share capital, excluding for clarity any bona fide financing transaction or any initial public offering (or any subsequent underwritten public offering).
11.2
Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
11.3
Notices. All notices and other communications hereunder shall be in writing and shall be deemed given [***], to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

If to ONCORUS, addressed to:

Oncorus, Inc.

4 Corporate Drive

Andover, MA 01810

Attention: [***]

[***]

[***]

With a copy to:

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

If to NOF, addressed to:

NOF CORPORATION
20-3, Ebisu 4-chome,
Sibuya-ku, Tokyo 150-6019 Japan
Attention: [***]
Fax: [***]

With a copy to:

NOF AMERICA CORPOARTION
One North Broadway, Suite 912,
White Plains, N.Y. 10601 U.S.A.
Attention: [***]
Fax: [***]

11.4
Amendment. No amendment, modification or supplement of any provision of this Agreement (including the Exhibits hereto) shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.
11.5
Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of any Party or its agents, officers or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.
11.6
Interpretation. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement. All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “including” and similar words means including without limitation. The word “or” means “and/or” unless the context dictates otherwise because the subjects of the conjunction are, or are intended to be, mutually exclusive. The words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days in this Agreement mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language.
11.7
Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, U.S.A without regard to any conflict of law rules. For the avoidance of doubt, the United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.8
Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
11.9
No Use of Names or Publicity. Neither Party shall use the name of the other Party, its Affiliates or the names of the officers or employees of the other Party in any advertising or sales promotional material or in any release, announcement, public statement or publication without prior written consent of such other Party, which consent may be withheld at each Party’s sole discretion, save as permitted pursuant to the confidentiality terms in this Agreement.
11.10
Dispute Resolution.
(a)
General. Subject to Section 11.10(b) and Section 11.10(c), any dispute, controversy, difference or claim arising out of or relating to this contract, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (“Dispute”) shall be first referred to, upon written notice to the other Party, the Parties’ designated officers or their designates, for attempted resolution by good faith negotiations within [***] days after such notice is received. In the event that such Dispute is not resolved by the good faith negotiations, it shall be referred to and finally resolved by arbitration administered by the International Chamber of Commerce under its Rules of Arbitration. The number of arbitrators shall be three, and the presiding arbitrator (or the third arbitrator jointly nominated or appointed by Party-nominated or Party-appointed arbitrators) shall be a person who is not a national, citizen or permanent resident of either Japan or the United States. The seat of arbitration shall be New York City, the State of New York, the United States of America. The language of the arbitration shall be English. The award shall be final and binding upon the Parties. The arbitrator shall have no authority to award consequential, punitive or exemplary damages or to vary from or ignore the terms of this Agreement and shall be bound by controlling law. Each Party may have judgment upon the award entered in any court having jurisdiction thereof.
(b)
Preliminary Injunctions. Notwithstanding anything in this Agreement to the contrary, a Party may, at any time, seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis.
(c)
Patent Disputes. Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the validity and enforceability of any Patent in a jurisdiction within the Territory shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of such jurisdiction.
11.11
Independent Contractors. The relationship between the Parties created by this Agreement is one of independent contractors and neither Party shall have the power or authority to bind or obligate the other Party except as expressly set forth in this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.12
Force Majeure. Neither Party shall be liable to the other Party for losses or damages or shall have any right to terminate this Agreement for any default or delay attributable to any Force Majeure, if the Party affected shall give prompt notice of any such Force Majeure to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled, provided, however, that such affected Party shall have used reasonable efforts to avoid such occurrence and to commence and continue to take reasonable and diligent actions to recommence performance as quickly as possible.
11.13
Entire Agreement. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Signed for and on behalf of Oncorus, Inc.	Signed for and on behalf of NOF CORPORATION
Signature /s/ [***] Name: [***] Position: President & CEO Date: October 28, 2022	Signature /s/ [***] Name: [***] Position: Managing Executive Officer General Manager DDS Development Division. Date: October 24, 2022

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit A

Licensed Claims

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit B

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit C

ONCORUS Products

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit D

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